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                                                                   Exhibit 10.14

                        AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS AMENDMENT TO EMPLOYMENT AGREEMENT, dated as of January 1, 1996, is entered into by and between Tandem Computers Incorporated ("Employer") and David
J. Rynne ("Executive"), to amend the prior employment agreement previously entered into between Employer and Executive on May 19, 1995 (the "Employment Agreement").

         Employer and Executive hereby agree that Section 2.01 of the Employment Agreement shall be amended to read as follows:

         "2.01 Period of Employment. The initial term of Executive's employment pursuant to this Agreement will commence on May 19, 1995 (the "Commencement Date") and, unless terminated at an earlier date in accordance with Section 5.01 of this Agreement, shall continue in effect until September 30, 1998 or as extended to a later date under Section 5.03(a) or 5.03(e) of this Agreement. The term of Executive's employment under the terms of this Agreement commencing on the Commencement Date and ending pursuant to the terms hereof is hereinafter referred to as the "Period of Employment." The initial Period of Employment under this Agreement shall be subject to extension in twelve month increments as follows. Prior to September 1 of each year during the Executive's Period of Employment, Employer may elect (which election shall be made in writing), in its sole discretion, to terminate Executive's employment on the third succeeding September 30. If no such election is made, the term of Executive's employment pursuant to the terms of this Agreement shall be automatically extended for an additional twelve month period, under the terms and conditions in effect at the time of such extension, or with such modifications as Employer and Executive may then agree."

         IN WITNESS WHEREOF, Employer and Executive have executed this Agreement as of the date set forth in the first paragraph hereof.

         EMPLOYER:                         TANDEM COMPUTERS INCORPORATED



                                           By:  /s/ THOMAS J. PERKINS
                                              _________________________________
                                                 Thomas J. Perkins
                                                Chairman of the Board



         EXECUTIVE:                        By:  /s/ DAVID J. RYNNE
                                              _________________________________
                                                   David J. Rynne
                                               Senior Vice President & Chief
                                                  Financial Officer